Exhibit 99.1

NEWS RELEASE
For immediate release

Kathryn McKie
904 598 7348
KathrynMcKie@RegencyCenters.com

Regency Centers Releases 2025 Corporate Responsibility Report

JACKSONVILLE, Fla. (May 28, 2026) – Regency Centers Corporation (“Regency”, “Regency Centers” or the “Company”) (Nasdaq:REG) today released its 2025 Corporate Responsibility Report. The report underscores Regency's continued commitment to responsible business practices and long-term stewardship of its assets, while reflecting the Company's ongoing efforts to create value for its shareholders and the communities it serves. The report can be found on the Corporate Responsibility page of Regency’s website.

“The principles behind Regency’s Corporate Responsibility program have long been part of how we operate and remain foundational to our long-term business strategy," said Lisa Palmer, President and Chief Executive Officer. “By investing thoughtfully in our properties, supporting our people, and strengthening the communities we serve, we continue to create long-term value for our shareholders.”

Our 2025 Corporate Responsibility Report highlights recent awards, recognition, and notable achievements, including:

•
Record-high Employee Engagement score of 88% for the third consecutive year
•
Received the Healthiest Companies Award from the First Coast Workplace Wellness Council for the 17th consecutive year
•
Together with our employees, we contributed approximately $2.2 million to charitable causes
•
Employees volunteered 2,000+ hours to local communities
•
Exceeded our 2030 Scope 1 and 2 greenhouse gas emissions (GHG) reduction target five years ahead of schedule, with a cumulative reduction of 38% from the 2019 baseline year
•
Invested $2.6 million in high-efficiency LED Projects in 2025
•
Achieved meaningful progress across water conservation, waste diversion, and EV charging initiatives

Exhibit 99.1

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is a preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member.

Forward-Looking Statements

Certain statements in this document and the referenced 2025 Corporate Responsibility Report and TCFD-aligned Climate Risk Report regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our current 2026 guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”) under Item 1A, as supplemented by the discussion in Item 1A of Part II of our subsequent Quarterly Reports on Form 10-Q. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to the extent required by law.

Kathryn McKie

904 598 7348

KathrynMcKie@RegencyCenters.com